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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 21, 2004


                            NorthWestern Corporation
             (Exact name of registrant as specified in its charter)




            Delaware                       0-692                 46-0172280
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)

        125 South Dakota Avenue                                 57104
       Sioux Falls, South Dakota                             (Zip Code)
(Address of principal executive offices)

                                 (605) 978-2908
              (Registrant's telephone number, including area code)








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Item 1.01      Entry into a Material Definitive Agreement.

On December 21, 2004, the Board of Directors of NorthWestern Corporation (the "Company") established the 2004 compensation to be paid to the non-executive members of the Board of Directors appointed on November 1, 2004 upon the effective date of the Company's plan of reorganization.

The amounts to be paid to the current non-executive members of the Board of Directors on a pro rata basis for the months of November and December 2004 in which the current non-executive members of the Board of Directors held office are as follows:

Dr. Ernest Linn Draper, Jr., Chairman of the Board - $30,686.67 (Retainer)

Stephen P. Adik - $18,596.67 (Retainer, Committee Chair Fees, Meeting Fees)

Jon S. Fossel - $18,263.34 (Retainer, Committee Chair Fees, Meeting Fees)

Julia L. Johnson - $18,513.34 (Retainer, Meeting Fees)

Corbin A. McNeill, Jr. - $19,763.34 (Retainer, Meeting Fees)

Philip L. Maslowe - $18,263.34 (Retainer, Committee Chair Fees, Meeting Fees)

Item 8.01      Other Events

On December 21, 2004, the Company issued a press release announcing that it expects to complete the paydown of approximately $14.5 million in medium- and long-term secured debt before year end 2004 through early redemption provisions. The press release is attached hereto as Exhibit 99.1.

On December 21, 2004, the Company issued a second press release announcing that its Board of Directors has elected Thomas J. Knapp as General Counsel, Michael
L. Nieman as Internal Audit & Controls Officer and Paul J. Evans as Treasurer, each effective immediately. The press release is attached hereto as Exhibit 99.2.



Item 9.01      Financial Statements and Exhibits

EXHIBIT NO.    DESCRIPTION OF DOCUMENT
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99.1*          Press Release of NorthWestern Corporation dated December 21, 2004

99.2*          Press Release of NorthWestern Corporation dated December 21, 2004

* filed herewith









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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NorthWestern Corporation


                                    By:     \s\ Thomas J. Knapp
                                            ------------------------------------
                                            Thomas J. Knapp
                                            Vice President and General Counsel

Date:  December 23, 2004



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                                Index to Exhibits
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EXHIBIT NO.    DESCRIPTION OF DOCUMENT
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99.1*          Press Release of NorthWestern Corporation dated December 21, 2004

99.2*          Press Release of NorthWestern Corporation dated December 21, 2004

* filed herewith